                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                November 15, 2002
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                Date of Report (Date of earliest event reported)



                    DAIMLERCHRYSLER MASTER OWNER TRUST 2002-A
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              333-73570              26-6015118
--------                              ---------              ----------
(State or other jurisdiction          (Commission File       (I.R.S. Employer
of incorporation)                     Number)                Identification No.)



                 1201 Market Street, Wilmington, Delaware 19801
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (302) 428-3375
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On the payment date November 15, 2002, payments were made to the holders of DaimlerChrysler Master Owner Trust Series 2002-A, Asset Backed Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statement of businesses acquired:

                           None

                  (b)      Pro forma financial information:

                           None

         (c)      Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed Notes, Series 2002-A, relating to the November 15, 2002 Payment Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DaimlerChrysler Master Owner Trust 2002-A
                                                     (Registrant)

                                    By:  DaimlerChrysler Services North America
                                         LLC, as Administrator


Date: November 25, 2002             By:     /s/ J. S. Bodner
                                         ---------------------------------------
                                            J. S. Bodner
                                            Assistant Controller - Controlling

                                INDEX TO EXHIBITS


Exhibit No.            Description

    99 Monthly report to holders of the Asset Backed Notes, Series 2002-A, relating to the November 15, 2002 Payment Date.